                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 29, 2005
                         ------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             EVERLAST WORLDWIDE INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                     0-25918                    13-3672716
----------------------      ----------------------      --------------------
(State or Other                 (Commission                 (IRS Employer
Jurisdiction of                 File Number)             Identification No.)
 Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
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                     (Address of Principal Executive Office)

                                 (212) 239-0990
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                   -------------------------------------------
                   (Former Name, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE  OF  DIRECTORS  AND  PRINCIPAL   OFFICERS;   ELECTION  OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective as of November 29, 2005, Seth Horowitz, age 29, in connection with his  positions  as  President  and  Chief  Operating  Officer  of  Everlast
Worldwide,  Inc. (the "Company"),  has succeeded  George Q Horowitz,  who passed away,  as the Company's  Chairman of the Board of Directors and Chief  Executive
Officer. Seth Horowitz, the son of George Q Horowitz, joined the Company in 1998 as director of the men's division where he helped  significantly  grow the men's activewear  business.  On October 2000, after the Company's merger with Everlast
World's Boxing  Headquarters  Corp.,  Seth Horowitz  performed similar functions until  his  appointment  as  executive  vice  president  of the  Company  in the beginning of 2001. As executive vice president of the Company, Seth Horowitz was instrumental in developing the registrant's  sporting goods business and signing major  licenses,  including  agreements  with Jacques Moret and  Footstar.  Seth
Horowitz's  responsibilities  included  working  directly with management at all
sporting  goods  and  mid-tier   department  stores  to  promote  sales  of  the
registrant's  products.  On  July  7,  2005,  Seth  Horowitz  was  appointed  as
President, Chief Operating Officer and a Director of the Company.

ITEM 8.01    OTHER EVENTS.

         The Company  announced  today with great  sadness that its Chairman and
Chief  Executive  Officer,  George Q Horowitz,  passed away on November 29, 2005 after a brave and  courageous  fight  with  kidney  cancer.  A copy of the press release,  dated November 29, 2005,  announcing the death of George Q Horowitz is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits

Exhibit Number        Description

99.1                  Press release of Everlast  Worldwide  Inc.  dated November
                      29, 2005 announcing the passing away of George Q Horowitz, its Chairman and Chief Executive Officer.

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                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       EVERLAST WORLDWIDE INC.

November 29, 2005                      By: /s/ Gary J. Dailey
                                           ------------------------------
                                           Name:  Gary J. Dailey
                                           Title: Chief Financial Officer

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